As filed with the Securities and Exchange Commission on October 13, 1999
                                                      Registration No. 333-*****
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                            NEOSE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                 13-3549286
  -------------------------------         ------------------------------------
  (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
   Incorporation or Organization)


              102 Witmer Road
           Horsham, Pennsylvania                         19044
  ----------------------------------------             ----------
  (Address of Principal Executive Offices)             (Zip Code)


                            NEOSE TECHNOLOGIES, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                      -------------------------------------
                            (Full Title of the Plan)


                                P. SHERRILL NEFF
                      President and Chief Financial Officer
                                 102 Witmer Road
                           Horsham, Pennsylvania 19044
                     ---------------------------------------
                     (Name and Address of Agent for Service)


                                 (215) 441-5890
          -------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)

                                ---------------

                                   Copies to:

                             DAVID R. KING, ESQUIRE
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103
                                 (215) 963-5000


                                           CALCULATION OF REGISTRATION FEE
======================================================================================================================
                                                        Proposed maximum      Proposed maximum
         Title of securities           Amount to be      offering price           aggregate              Amount of
          to be registered              registered        per share (1)       offering price (1)      registration fee
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value....        495,000(2)           $14.38              $7,118,100              $1,978.83
======================================================================================================================

(1) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee, based upon the average of the high and low sales prices of shares of Common Stock on October 11, 1999 as reported on the Nasdaq National Market.

(2) In addition, pursuant to Rule 416 under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

This registration statement on Form S-8 relates to the registration of an additional 495,000 shares of Common Stock, $.01 par value, of the registrant. The shares are securities of the same class and relating to the same employee benefit plan, the Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan, as amended and restated, as those shares registered in the registrant's registration statements on Form S-8, previously filed with the Securities and Exchange Commission on September 8, 1997 and February 15, 1996. The earlier registration statements on Form S-8, Registration No. 333-35283 and Form S-8 Registration No. 333-01410, are hereby incorporated by reference.

Experts

The financial statements contained in the registrant's Annual Report on Form 10-K for the year ended December 31, 1998 incorporated by reference in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

     The following exhibits are filed as part of this registration statement.

Exhibit
Number                                  Exhibit
-------                                 -------

  5.1*       Opinion of Morgan, Lewis & Bockius LLP

 23.1*       Consent of Arthur Andersen LLP

 23.2* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

 24.1* Power of Attorney (included on signature page of this registration statement)

 99.1 * Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan, amended and restated as of June 15, 1999.

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*    Filed herewith



                        SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Horsham, Pennsylvania, on October 13, 1999.


                                      NEOSE TECHNOLOGIES, INC.

                                      By: /s/ P. Sherrill Neff
                                          -------------------------------------
                                          P. Sherrill Neff
                                          President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     EACH PERSON IN SO SIGNING ALSO MAKES, CONSTITUTES AND APPOINTS STEPHEN A.
ROTH AND P. SHERRILL NEFF AND EACH OF THEM ACTING ALONE, HIS TRUE AND LAWFUL
ATTORNEY-IN- FACT, WITH FULL POWER OF SUBSTITUTION, TO EXECUTE AND CAUSE TO BE
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE REQUIREMENTS
OF THE SECURITIES ACT OF 1933, AS AMENDED, ANY AND ALL AMENDMENTS AND
POST-EFFECTIVE AMENDMENTS TO THIS REGISTRATION STATEMENT, WITH EXHIBITS THERETO
AND OTHER DOCUMENTS IN CONNECTION THEREWITH, AND HEREBY RATIFIES AND CONFIRMS
ALL THAT SAID ATTORNEY-IN-FACT OR HIS SUBSTITUTE OR SUBSTITUTES MAY DO OR CAUSE
TO BE DONE BY VIRTUE HEREOF.

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

         Signature                           Capacity                           Date
         ---------                           --------                           ----
/s/ Stephen A. Roth                Chief Executive Officer and             October 13, 1999
-----------------------------      Chairman of the Board
Stephen A. Roth                    (Principal Executive Officer)


/s/ P. Sherrill Neff               President and Chief Financial           October 13, 1999
-----------------------------      Officer (Principal Financial
P. Sherrill Neff                   and Accounting Officer) and
                                   Director


/s/ William F. Hamilton            Director                                October 13, 1999
-----------------------------
William F. Hamilton


/s/ Douglas J. MacMaster, Jr.      Director                                October 13, 1999
-----------------------------
Douglas J. MacMaster, Jr.


/s/ Mark H. Rachesky               Director                                October 13, 1999
-----------------------------
Mark H. Rachesky


/s/ Lindsay A. Rosenwald           Director                                October 13, 1999
-----------------------------
Lindsay A. Rosenwald


/s/ Lowell E. Sears                Director                                October 13, 1999
-----------------------------
Lowell E. Sears


/s/ Jerry A. Weisbach              Director                                October 13, 1999
-----------------------------
Jerry A. Weisbach

                            NEOSE TECHNOLOGIES, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                  EXHIBIT INDEX



Exhibit
Number                         Exhibit
-------                        -------

  5.1*        Opinion of Morgan, Lewis & Bockius LLP

 23.1*        Consent of Arthur Andersen LLP

 23.2* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

 24.1* Power of Attorney (included on signature page of this registration statement)

 99.1* Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan, amended and restated as of June 15, 1999.

----------
*    Filed herewith.